UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 21, 2004

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                     0-16132                 22-2711928
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

      7 Powder Horn Drive, Warren, New Jersey                     07059
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      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (732) 271-1001
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 2.01.

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 21, 2004, Celgene Corporation and its operating subsidiary, Celgene UK Manufacturing Limited, entered into a definitive agreement to acquire, and simultaneously completed the acquisition (the "Acquisition") of, all of the outstanding shares of Penn T Limited ("Penn T"), the UK based manufacturer of THALOMID(R), from a consortium of private investors for approximately $110 million in cash. The cash consideration was determined by the parties in arms-length negotiations and was paid from Celgene's existing cash and cash equivalents. A copy of the Share Acquisition Agreement is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

Prior to the Acquisition, Celgene and Penn T were parties to a Manufacturing Agreement pursuant to which Penn T manufactured THALOMID(R) for Celgene.

In connection with the Acquisition, on October 21, 2004, Celgene and its operating subsidiary, Penn T, entered into a Technical Services Agreement with Penn Pharmaceutical Services Limited ("PPSL") and Penn Pharmaceutical Holding Limited pursuant to which PPSL will provide the services and facilities necessary for the manufacture of Celgene's requirements of THALOMID(R) and other Thalidomide formulations.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a) To be filed by amendment.

(b) To be filed by amendment.

(c) Exhibit 99.1 - Share Acquisition Agreement dated October 21, 2004





                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        CELGENE CORPORATION



Date:  October 26, 2004                        By:   /s/ Robert J. Hugin
                                               ---------------------------------
                                               Name:  Robert J. Hugin
                                               Title: Senior Vice President and
                                                        Chief Financial Officer

EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------
99.1                       Share Acquisition Agreement dated October 21, 2004